Supplement to the
Fidelity® Capital & Income Fund
June 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Fidelity® Capital & Income Fund has been removed.

CAI-SUM-17-01 1.9886598.100	November 17, 2017